JANUARY 2023

Chemomab
THERAPEUTICS

Pioneering Innovative Treatments for Fibro-inflammatory Diseases

CORPORATE OVERVIEW
NASDAQ: CMMB

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the clinical development pathway for CM-101; the future operations of Chemomab and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of Chemomab; the development and commercial potential and potential benefits of any product candidates of Chemomab; and that the product candidates have the potential to address high unmet needs of patients with serious fibrosis-related diseases and conditions. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements are based upon Chemomab's current expectations. Forward-looking statements involve risks and uncertainties.

Because such statements deal with future events and are based on Chemomab's current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Chemomab could differ materially from those described in or implied by the statements in this presentation, including: the uncertain and time-consuming regulatory approval process; risks related to Chemomab's ability to correctly manage its operating expenses and its expenses; Chemomab's plans to develop and commercialize its product candidates, including CM-101; the timing of initiation of Chemomab's planned clinical trials; the timing of the availability of data from Chemomab's clinical trials; the timing of any planned investigational new drug application or new drug application; Chemomab's plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Chemomab's product candidates; Chemomab's commercialization, marketing and manufacturing capabilities and strategy; Chemomab's ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. Additional risks and uncertainties relating to Chemomab's and its business can be found under the caption "Risk Factors" and elsewhere in Chemomab's filings and reports with the SEC. Chemomab expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Chemomab's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

This presentation ("Presentation") is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Chemomab. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. Chemomab assume no obligation to update the information in this Presentation. Chemomab does not accept any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Presentation is being provided for use only by the intended recipient.

Chemomab
THERAPEUTICS

- Unique target* with dual activity
- At confluence of fibrosis & inflammation
- Disease-modifying potential
- Focus on PSC, SSc, NASH & others
- Two major Phase 2 read-outs next year


FIBROSIS
INFLAMMATION
VICIOUS
CYCLE

*CCL24: Cytokine-family soluble protein target central to biology of inflammation & fibrosis

CM-101: Pipeline in a Product

ADDRESSING FIBRO-INFLAMMATORY DISEASES WITH HIGH UNMET NEED

PROGRAM	INDICATION	TARGET	DISCOVERY / PRECLINICAL / PHASE 1 / PHASE 2	MILESTONES
CM-101	**Liver Fibrosis Biomarkers** • Ph 1B **NAFLD** (IV/SC) • Ph 2A **NASH** (SC & Liver Fibrosis Biomarkers)	CCL24	Safety & biomarker data in NAFLD patients	Data Reported 2021
			SC Route of Administration & biomarker data in NASH patients	Completed--Data Reported 2023
	Primary Sclerosing Cholangitis	CCL24	Orphan designation granted by FDA and EMA	Top-line Data 2H 2024
	Systemic Sclerosis	CCL24	Orphan designation granted by FDA and EMA	Initiates 1Q 2023 Top-line Data 2H 2024
	Fibro-inflammatory Diseases	CCL24	Completed & Planning Positive Data Presented: (Acute Lung Injury in COVID Patients)	Reported Open-Label Lung Injury Study 4Q 2022
Next-Gen (Novel Targets)	**TBD**	Multiple	Screening	

CCL24's Role in The Vicious Cycle of Inflammation and Fibrosis



CCL24
Secreting Cells
Immune and
Epithelial Cells
CCL24
The Target
CCR3
The
Receptor
Causing more
inflammation
and fibrosis
CCL24
Regulated Cells
Monocytes
CCL24
Regulated Cells
Fibroblasts
INFLAMMATION
FIBROSIS
VICIOUS
CYCLE
Immune cell recruitment
Fibroblast activation
Tissue
HEALING
Tissue
DAMAGE
Out of balance
Damaged
tissue secretes
CCL24

THE POWER OF CCL24

Dual Role in Promoting Fibrosis & Inflammation

Differentiated Activity

Low in Healthy Tissue; Elevated in Fibrotic Tissue

CM-101 Neutralizes CCL24, Breaking Vicious Cycle



CM-101
The Antibody
CCL24
The Target
CCR3
The Receptor
CCL24
Regulated Cells
Monocytes
CCL24
Regulated Cells
Fibroblasts
Causing more
inflammation
and fibrosis
VICIOUS
CYCLE
INFLAMMATION
FIBROSIS
Immune cell recruitment
ATTENUATED
Fibroblast activation
ATTENUATED
Tissue
HEALING
Tissue
DAMAGE
In balance
Breaks
the Vicious
Cycle

The Proof: First-in-Class CM-101 Neutralizes CCL24



CM-101 Reduces *In vivo* Monocyte Recruitment
Number of Migrated Monocytes (x1000)
10
8
6
4
2
0
***
***
PBS
CCL24
CCL24 + CM-101



CM-101
The Antibody
CCL24
The Target
CCR3
The Receptor
CCL24 Regulated Cells
Monocytes
CCL24 Regulated Cells
Fibroblasts
INFLAMMATION
FIBROSIS
Immune cell recruitment
ATTENUATED
Fibroblast activation
ATTENUATED
Tissue
HEALING
Tissue
DAMAGE
In balance



CM-101 Inhibits Primary Fibroblast Activation
Proliferation: Relative Change from Baseline
1.8
1.6
1.4
1.2
1.0
***
***
No Treatment
CCL24
CCL24 + CM-101

Broad, Diverse Preclinical Evidence De-risks Clinical Development

EXTENSIVE EVIDENCE
of CM-101 activity via CCL24 inhibition

ANIMAL MODELS

PATIENT SAMPLES

... across multiple organs
(liver, skin, lung etc.)

- **CCL24 Target Validation Ex-vivo Patient Samples**
- **CCL24 Target Validation In-vivo (Knockout Animal Models)**
- **Mechanism of Action**
- **Toxicology**
- **Proof of Concept / Animal Models**

40-50 Person Years of Work **OVER** **~10** Calendar Years **USING** **~12** Different Animal Disease Models **AND** **300+** Patient Samples

CM-101 Appeared Safe & Well Tolerated in Phase 1a Trial

SINGLE ASCENDING DOSE STUDY

HEALTHY VOLUNTEERS

- CM-101 appeared safe and well tolerated up to 10 mg/kg
- Drug related AEs were mild with no SAEs
- Half-life supports 2-4 weeks dosing
- Dose-dependent target engagement*
- SC & IV formulations showed comparable target engagement & PK profiles



IV Phase I
Double-Blind, Randomized Escalating Dose (n=32)
CM-101 0.75 mg/kg IV or placebo (n=8)
Follow-up period (6 weeks)
CM-101 2.5 mg/kg IV or placebo (n=8)
CM-101 5 mg/kg IV or placebo (n=8)
CM-101 10 mg/kg IV or placebo (n=8)
End of 42-day follow-up period
SC Phase I
Double-Blind, Randomized Single Dose (n=8)
CM-101 5 mg/kg SC or placebo (n=8)
Screening period (up to 28 days)
End of 42-day follow-up period
N=40 healthy volunteers

*measured by serum CCL24 levels

CM-101: Pipeline in a Product

ADDRESSING FIBRO-INFLAMMATORY DISEASES WITH HIGH UNMET NEED

PROGRAM	INDICATION	TARGET	DISCOVERY / PRECLINICAL / PHASE 1 / PHASE 2	MILESTONES
CM-101	**Liver Fibrosis Biomarkers** • Ph 1B **NAFLD** (IV/SC) • Ph 2A **NASH** (SC & Liver Fibrosis Biomarkers)	CCL24	Safety & biomarker data in NAFLD patients SC Route of Administration & biomarker data in NASH patients	Data Reported 2021 Completed--Data Reported 2023
CM-101	**Primary Sclerosing Cholangitis**	CCL24	Orphan designation granted by FDA and EMA	Top-line Data 2H 2024
CM-101	**Systemic Sclerosis**	CCL24	Orphan designation granted by FDA and EMA	Initiates 1Q 2023 Top-line Data 2H 2024
CM-101	**Fibro-inflammatory Diseases**	CCL24	Completed & Planning Positive Data Presented: (Acute Lung Injury in COVID Patients)	Reported Open-Label Lung Injury Study 4Q 2022
Next-Gen (Novel Targets)	**TBD**	Multiple	Screening	

CM-101 Phase 1B Multiple Dose Safety Trial in NAFLD* Patients

PATIENTS

CM-101 WAS WELL-TOLERATED; DEMONSTRATED FAVORABLE TARGET ENGAGEMENT & PK

Patients had NAFLD & normal liver function

Multiple CM-101 IV & SC administrations appeared safe & well -tolerated

Most frequently reported AEs were mild with no drug-related SAEs

Half-life supports 2-4 weeks dosing

Study Design:

Double-Blind, Randomized Escalating Dose (N=16)


Phase 1b
CM-101 2.5 mg/kg IV or placebo (n=8)
CM-101 5 mg/kg SC or placebo (n=8)
Day 0
Randomization
Wk 15
End of treatment
Wk 18
End of study

- Doses - 2.5 mg/kg IV & 5 mg/kg SC
- 5 administrations; Q3W
- Primary endpoints - safety & tolerability
- Other parameters – target engagement, PK, changes in biomarkers

* Patients had non-alcoholic fatty liver disease (NAFLD) & normal liver function

CM-101 Anti-Fibrotic Mechanisms Confirmed in NAFLD Patients

PROVIDED FOUNDATION FOR FURTHER CLINICAL TRIALS

PATIENTS

PK-TARGET ENGAGEMENT



PK-PD 2.5mg/kg IV
CCL24
CM-101
CM-101 (ug/mL)
CCL24 (fold change %)
Time (days) EoT[1]
PK-PD 5mg/kg SC
CCL24
CM-101
CM-101 (ug/mL)
CCL24 (fold change %)
Time (days) EOT[1]
Clear correlation between antibody (red) and target (blue) levels

Dose Dependent PK-Target Engagement

FIBROSIS BIOMARKERS*

Relative Change from Baseline (%)



ProC4
TIMP1
CM-101
Placebo

Concordant results across 6 additional fibrotic markers

Improved Fibrosis Biomarker Responses

LIVER STIFFNESS

Changes in FibroScan® Fibrosis Status

Relative change from Baseline (%)



n=10 active, 3 placebo
All doses; all subjects KPA > 4
CM-101
Placebo

Reduced liver stiffness

Improved Physiological Measure

N=10 active, 6 placebo patients dosed at 2.5 mg/kg IV; 5 mg/kg SC *ProC4-Procollagen 4; TIMP1-Tissue inhibitor of metallopeptidase 1. EoT-End of Treatment

CM-101 Phase 2a Liver Fibrosis Trial in NASH Patients

APPEARED SAFE & WELL TOLERATED IN NASH PATIENTS WITH F1C-F3 FIBROSIS

PATIENTS

Primary objective:

- Determine safety & tolerability of SC CM-101 in NASH

Secondary objectives:

- Explore PK & PD profiles & drug exposure
- Evaluate CM-101 using liver fibrosis biomarkers & imaging
- Monitor development of ADAs

Safety Results

- Multiple doses appeared safe & well-tolerated
- Most AEs were mild with one unrelated SAE
- No significant injection site reactions
- No ADAs



Randomization
#Safety Visits:
112 and 140
Days: -42
0
14
28
42
56
70
84
98
112#
140#
Doses: I
II
III
IV
V
VI
VII
VIII
End of Trt Visit (EoT)
End of Study Visit (EoS)
Screening
≤ 42 days from Day 0
CM-101 5 mg/kg (N=14)
Placebo (N= 9)
Post Dosing Safety Follow Up
(6 Weeks)
6 Weeks
14 Weeks
2 Weeks
4 Weeks

- Double-blinded, randomized placebo-controlled trial in 23 non-cirrhotic NASH patients with biopsy-confirmed F1c-F3 fibrosis
- 5mg/kg SC injection
- 8 administrations per subject; Q2W

NASH-Nonalcoholic Steatohepatitis; SC-subcutaneous formulation

CM-101 Demonstrated Favorable PK-Target Engagement Profiles

PATIENTS

PHARMACOKINETICS

Absolute serum concentration of CM-101



Mean serum CM-101 (µg/mL)
0
20
40
60
Predose
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
Week 14
Week 16
Week 20

Average half-life 19.2 days

Drug exposure aligned with previous clinical studies

TARGET ENGAGEMENT*



CM-101
Placebo
Mean total serum CCL24 (pg/mL)
0
1000
2000
3000
4000
5000
Predose
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
Week 14
Week 16
Week 20

*Absolute serum concentration of **total CCL24** (free and CM-101-bound)

Clear target engagement following drug administration

PK-TARGET ENGAGEMENT



CM-101 (µg/mL)
CCL24 CFB
CM-101 (µg/mL)
0
20
40
60
CCL24 (Change from Baseline %)
(free and CM-101-bound)
0
50
100
150
200
250
Predose
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
Week 14
Week 16
Week 20
Visits (every 2 wks)

Robust PK-target engagement relationship

N=12 active, 9 placebo

PK - Pharmacokinetics

CM-101 Reduced Individual Fibro-Inflammatory Biomarkers

PATIENTS

Change in Liver Fibrosis Biomarkers Compared to Placebo



CM101
Placebo
PROC3
p≤.09
Change from baseline (%)
40
20
0
-20
Placebo CM101
PROC18
p≤.02*
20
0
-20
-40
-60
CTXIII
25
0
-25
-50
TIMP1

Type III collagen ECM remodeling

Liver-specific basement membrane remodeling

Fragment of cross-linked type III collagen

Upregulated during hepatic fibrogenesis

Relative Change from Baseline at week 20 (End of Study)

CM-101 Produced More Responders & Multiple Responders+

PATIENTS

Positive Fibrosis Biomarker Responses



Proportion of CM-101 Responders by biomarker reaching or surpassing threshold (number/%)
Proportion of Multiple CM-101 Responders+
% Responders
% multiple responders
100
80
60
40
20
0
p=.04*
p=.07
p=.11
p=.14
p=.09
p=.03*
p=.09
p=.007**
ELF (>0.2 point)
ProC3 (>5%)
ProC3 (>10%)
ProC4 (> 10%)
TIMP1 (>5%)
ProC18L (>5%)
ProC18L (>10%)
CM-101
Placebo
Placebo
CM-101

+ Multiple responders defined as patients who responded in at least 3 fibrotic parameters at Week 20 (PROC18L, ELF, PROC3, TIMP1, PROC4)

Majority of CM-101 patients were Multiple Responders—60% compared to zero placebo patients

CM-101 Improved Liver Stiffness Score

EVIDENCE OF POSITIVE PHYSIOLOGICAL EFFECTS IN THE LIVER

PATIENTS

Change in Fibrosis Grade by FibroScan® (reduction in at least 1 grade)


p=0.16
CM-101
Placebo
% patients
50
40
30
20
10
0
16 weeks

F0-F1	F2	F3	F4
2 - 8.5	8.5 - 9.5	9.5 - 13.5	>13.5

Fibrosis Grading by FibroScan (kPa)

Patients with High CCL24 at Baseline Showed Greater Biomarker Responses

CM-101-TREATED PATIENTS WITH HIGH CCL24 ALSO MORE LIKELY TO BE MULTIPLE RESPONDERS

PATIENTS



High CCL24 *
Low CCL24
Median serum CCL24 (pg/mL) at baseline
4000
3000
2000
1000
0
CM-101
Placebo
*
PROC3
0.02
% change from baseline
30
20
10
0
-10
-20
-30
High CCL24
Low CCL24
CTXIII
40
20
0
-20
-40
-60
PROC4
0.04
Timp1

Threshold defined as CCL24 baseline median of 610 pg/ml

* High CCL24 defined as >610 pg/mL; Low CCL24 defined as <610 pg/mL

Provides further validation of role of CCL24 in fibrotic liver disease pathophysiology

CM-101: Pipeline in a Product

ADDRESSING FIBRO-INFLAMMATORY DISEASES WITH HIGH UNMET NEED

PROGRAM	INDICATION	TARGET	DISCOVERY – PHASE 2	MILESTONES
CM-101	**Liver Fibrosis Biomarkers** • Ph 1B **NAFLD** (IV/SC) • Ph 2A **NASH** (SC & Liver Fibrosis Biomarkers)	CCL24	Safety & biomarker data in NAFLD patients	Data Reported 2021
			SC Route of Administration & biomarker data in NASH patients	Completed--Data Reported 2023
	Primary Sclerosing Cholangitis	CCL24	Orphan designation granted by FDA and EMA	Top-line Data 2H 2024
	Systemic Sclerosis	CCL24	Orphan designation granted by FDA and EMA	Initiates 1Q 2023 Top-line Data 2H 2024
	Fibro-inflammatory Diseases	CCL24	Completed & Planning Positive Data Presented: (Acute Lung Injury in COVID Patients)	Reported Open-Label Lung Injury Study 4Q 2022
Next-Gen (Novel Targets)	**TBD**	Multiple	Screening	

Anti-Fibrotic Mechanisms Confirmed in Lung Injury Patients

PATIENTS

CM-101 REDUCED INFLAMMATION/FIBROGENESIS BIOMARKERS ASSOCIATED WITH SYSTEMIC SCLEROSIS

Single arm, open label investigator study in 16 COVID-19 patients with severe lung injury*

CM-101 Demonstrated Strong & Rapid Reductions in Biomarkers**

Fibrosis/Fibrogenesis



ProC4
% Median change from baseline
200
150
100
50
0
*
*
*
0
3
7
30
Time (days)

Considered Early Marker of Fibrosis

Lung Inflammation



CXCL10
% Median Change from baseline
200
150
100
50
0
**
***
***
0
1
3
30
Time (days)

Elevated in Patients with Systemic Sclerosis

Neutrophil Activity



CPA9-HNE
% Median change from baseline
400
300
200
100
0
**
0
3
7
30
Time (days)

Elevated in Progressive Liver & Pulmonary Fibrosis

N= 16, All patients received a single10mg/kg IV dose

Further confirms potential to reduce inflammation & fibrosis in varied organs including lung, liver & skin

* Study rationale—SSc expert investigator saw COVID lung injury as a model for lung involvement in systemic sclerosis

** *Treatment with CM-101 Reduced Inflammatory & Fibrotic Biomarkers in Patients with COVID-19-Derived Lung Damage*, A. Mor, Union World Conference on Lung Health 2022

Anti-Fibrotic Mechanisms Demonstrated in 3 Early Clinical Studies

CM-101 REDUCED FIBRO-INFLAMMATORY BIOMARKERS IN NAFLD, NASH & LUNG INJURY

CM-101 Is Safe & Well Tolerated

- AEs mostly mild; No drug-related SAEs
- Consistent PK & target engagement profiles
- No ADAs detected

CM-101 Improved Results in Multiple Readouts

- Reduced fibrogenesis-related biomarkers in fatty liver, liver fibrosis, NASH & severe lung inflammation
- Demonstrated anti-inflammatory effects in NASH & acute lung inflammation
- Reduced physiological endpoint of liver stiffness

Demonstrated CM-101's anti-fibrotic & anti-inflammatory effects in varied organs & diseases

CM-101: Pipeline in a Product

ADDRESSING FIBRO-INFLAMMATORY DISEASES WITH HIGH UNMET NEED

PROGRAM	INDICATION	TARGET	DISCOVERY / PRECLINICAL / PHASE 1 / PHASE 2	MILESTONES
CM-101	**Liver Fibrosis Biomarkers** • Ph 1B **NAFLD** (IV/SC) • Ph 2A **NASH** (SC & Liver Fibrosis Biomarkers)	CCL24	Safety & biomarker data in NAFLD patients	Data Reported 2021
			SC Route of Administration & biomarker data in NASH patients	Completed--Data Reported 2023
	Primary Sclerosing Cholangitis	CCL24	Orphan designation granted by FDA and EMA	Top-line Data 2H 2024
	Systemic Sclerosis	CCL24	Orphan designation granted by FDA and EMA	Initiates 1Q 2023 Top-line Data 2H 2024
	Fibro-inflammatory Diseases	CCL24	Completed & Planning Positive Data Presented: (Acute Lung Injury in COVID Patients)	Reported Open-Label Lung Injury Study 4Q 2022
Next-Gen (Novel Targets)	**TBD**	Multiple	Screening	

Primary Sclerosing Cholangitis (PSC): High Morbidity and Mortality

Rare, Chronic Liver Disease

CHARACTERIZED BY INFLAMMATION AND FIBROSIS



Bile Duct
Fibrotic stricture
Inflammation of wall
Liver
Gall bladder
Stomach

DEVASTATING DISEASE WITH NO APPROVED THERAPIES

Affects:
Mostly Men (2:1 Male/Female); Associated with IBD



Diagnosis:
Age ~30-40
Fibrosis shuts down bile duct
and acid backs up in liver
MEDIAN SURVIVAL
10 years with no intervention
End stage liver disease, cirrhosis and cancer

Liver transplant only therapy with some curative potential

~77K
patients
in 7 major markets

>$1B
est. commercial opportunity

Source: Johns Hopkins Medicine

CCL24 Plays a Key Role in PSC

DATA FROM PATIENT SAMPLES SUPPORTS CLINICAL RELEVANCE OF CCL24 IN PSC

PATIENT SAMPLES

CCL24 LEVEL IN HEALTHY VS PSC PATIENT LIVER TISSUE[1]

CCL24 Staining

Healthy Liver



PSC Livers



CCL24 (brown) overexpressed in damaged bile duct area



CCL24 (red) overexpressed in bile epithelial cells (green) and immune cells (yellow)

CCL24 expression is significantly & selectively elevated in PSC livers

CCL24 SERUM LEVEL IN PSC PATIENTS

ALP > 1.5 Upper Limit of Normal


R = 0.57
1500
1000
500
0
CCL24 pg/ml
7
8
9
10
11
12
ELF

Enhanced Liver Fibrosis (ELF) test reflects fibrosis and predicts clinical outcomes in PSC[1]

CCL24 correlates with ELF in PSC patients with elevated ALP

1. Collaboration with RFH, UK
ELF – Enhanced Liver Fibrosis; ALP – Alkaline Phosphatase

CM-101 Reduces Liver Fibrosis by >80% in TAA Model

ANIMAL MODELS (TAA RAT)

RAT MODEL LIVERS

SIRIUS RED (COLLAGEN)

Healthy

TAA Fibrosis

TAA+ CM-101



% FIBROSIS
(SIRIUS RED STAINING)


100
80
60
40
20
0
82% reduction
TAA
TAA +CM-101 (2.5mg/kg)

Pro-fibrotic Genes ↓	Col1A1 Col3A1 TIMP1 ACTA2 TGF-β
Liver Enzymes ↓	ALT AST ALP

Dramatically reduced liver collagen in rat model with established liver fibrosis

Segal-Salto et al, JHEP reports 2020
TAA- Thioacetamide

CM-101 Reduces Liver Injury and Fibrosis in PSC Animal Model

ANIMAL MODELS
MDR 2 MOUSE
KNOCKOUT

REDUCED MACROPHAGE NUMBER



Mdr2 -/-
Mdr2 -/- + CM-101
IBA-1
(% Positive Area)
8
6
4
2
0
Mdr2-/-
Mdr2-/-
10mg/kg

Macrophages (IBA1)

Reduction in INFLAMMATION

ATTENUATED LIVER COLLAGEN DEPOSITION



Mdr2 -/-
Mdr2 -/- + CM-101
Col1A1Expression
(Real-time PCR)
1.5
1.0
0.5
0.0
Mdr2-/-
Mdr2-/-
10mg/kg

Sirius Red

Reduction in FIBROSIS

REDUCED ABERRANT BILE EPITHELIAL PROLIFERATION



Mdr2 -/-
Mdr2 -/- + CM-101
PAN-CK
(% Positive Area)
8
6
4
2
0
Mdr2-/-
Mdr2-/-
10mg/kg

Cholangiocytes
(pan-ck)

Main driver of DISEASE PATHOLOGY

CM-101 interferes with core pathways that drive PSC

CM-101 Phase 2 Trial in Primary Sclerosing Cholangitis

RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED
ENHANCED BY ADDING PATIENTS, SITES, DOSE-FINDING, OPEN LABEL EXTENSION

CM-101-PSC-101*

N = ~68 patients	CM-101 10 mg/kg; I.V. Q3W (n=~25)	CM-101 10 mg/kg; I.V.Q3W	Post-Dosing Safety Follow-Up
	CM-101 20 mg/kg; I.V. Q3W (n=~25)	CM-101 20 mg/kg; I.V.Q3W	
	Placebo; I.V. Q3W (n=~18)	CM-101 10 mg/kg; I.V.Q3W	
6-Week Screening	**15-Week Treatment Period**	**33-Week Open Label Phase**	**15-Week F/U**

* Cohort sizes may be adjusted as Protocol Amendment #4 design is finalized

- **Territories:** US, UK, Germany, Spain, Israel
- Orphan Drug Designation in US & EU

Key Enrollment Criteria

PSC patients with large duct disease of >24 weeks duration
- ALP > 1.5 ULN
- Stable IBD allowed
- Stable UDCA treatment allowed

Outcome Measures

Primary - Safety
Secondary - Change from baseline to Week15 in:
- Serum alkaline phosphatase
- ELF score
- Fibrotic biomarkers/liver enzymes (e.g., AST, ALT, Pro-C3, Pro-C5), FibroScan
- Pharmacokinetics
- Anti-drug antibodies
- Pharmacodynamic parameters

Top-line results expected 2H 2024

PSC-primary sclerosing cholangitis; **Q3W**-once every 3 weeks; **I.V.**-intravenous; **ALP**-alkaline phosphatase; **IBD**-inflammatory bowel disease; **UDCA**-ursodeoxycholic acid; **ELF**–enhanced liver fibrosis score; **AST**- aspartate aminotransferase; **Pro-C3**-type III collagen biomarker; **Pro-C5**-type V collagen biomarker; **FibroScan**-measure of liver stiffness/fibrosis

Systemic Sclerosis (SSc): Most Lethal Systemic Rheumatic Disease

Rare Autoimmune Rheumatic Disease

CHARACTERIZED BY INFLAMMATION, FIBROSIS AND VASCULOPATHY

LUNG INVOLVEMENT: Leading cause of death

SKIN: Most evident symptom



Skin fibrosis (>90%)
Raynaud's phenomenon (90%)
Calcinosis (25%)
Telangiectasia (75%)
Ulcers (40%)

DEVASTATING DISEASE WITH NO APPROVED DISEASE MODIFYING THERAPY

Affects: Predominantly Women (3:1 Female/Male)

Diagnosis: Age ~30-50



MEDIAN SURVIVAL 10 years

Pulmonary Involvement leading cause of death

~170K patients in 7 major markets

>$1.5B est. commercial opportunity

Nintedanib, Tocilizumab only treat symptoms, **NOT** disease modifying

Source: Johns Hopkins Medicine

CCL24: A Critical Node Potentiating Systemic Sclerosis

PATIENT SAMPLE DATA SUPPORTS THERAPEUTIC UTILITY OF BLOCKING CCL24 IN SYSTEMIC SCLEROSIS

PATIENT SAMPLES

SSc Skin


SSc
CCL24/CD31/DAPI

Healthy Skin


HC
CCL24/CD31/DAPI

Collaboration with University of Florence

CCL24 SERUM LEVELS


Serum CCL24 (pg/ml)
4000
3000
2000
1000
0
***
4x Increase
Healthy
Diffused

CCL24 overexpressed in serum samples of dSSc patients compared to healthy

CCL24 SERUM LEVEL vs DISEASE PROGRESSION


% Change in Lung Function (FVC)
30
25
20
15
10
5
0
-5
-10
-15
-20
-25
-30
1000
2000
3000
4000
CCL24 pg/mL

CCL24 serum level correlates with worsening of lung function

dSSc – diffuse systemic sclerosis; Mor A et al., Annals of Rheumatic Diseases, 2019
***p ≤0.001

Target Validation: CCL24 Gene Knockout Ameliorates Induced SSc

REDUCES INDUCED SSC-LIKE INFLAMMATION & FIBROSIS IN LUNG & SKIN IN MOUSE MODEL

ANIMAL MODELS
SSc BLEOMYCIN MOUSE MODEL

Immune Cell Lung Infiltration


5000
4000
3000
2000
1000
0
Cells Infiltrating To BAL
*
WT-BLM
CCL24 KO-BLM

α SMA Expression in Skin Lesions


6
5
4
3
2
1
0
Fold Increase in Expression
*
WT-PBS
WT-BLM
CCL24 KO-PBS
CCL24 KO-BLM

Dermal Thickness**


CCL24 KO-BLM
WT-BLM
CCL24 KO-PBS
WT-PBS


Dermal Thickness Compared To Average Control Groups
1.8
1.6
1.4
1.2
1
0.8
0.6
*
WT PBS
WT BLM
CCL24 KO-PBS
CCL24 KO-BLM

Mor A et al., Annals of Rheumatic Diseases, 2019; BLM – Bleomycin; WT - Wild type; KO – Knock-out, BAL- Bronchoalveolar lavage, PBS- Phosphate-buffered saline
*p ≤0.05
** Thickness measures taken at multiple locations on samples. Arrows on graphic are for illustrative purposes only

CM-101 Significantly Reduces Skin and Lung Fibrosis in Induced SSc

BLEOMYCIN-INDUCED ANIMAL MODEL

Reduces skin & lung fibrosis levels in bleomycin-induced animal models

Demonstrates dose dependent reduction of fibrosis

Reduces lung collagen & inflammation more than the 2 approved drugs for lung fibrosis

BLEOMYCIN (SC)-INDUCED DERMAL FIBROSIS


100
80
60
40
20
0
**
*
*
Vehicle
BLM
BLM+ CM-101 0.5mg/kg
BLM+ CM-101 1mg/kg
BLM+ CM-101 2.5mg/kg
BLM+ IgG

BLEOMYCIN (IT)-INDUCED LUNG FIBROSIS


µg collagen per lung
40
35
30
25
20
15
10
5
0
*
**
Control (no BLM)
Baseline BLM
Bleomycin
CM-101
IgG Control
Pirfenidone
Nintedanib

Mor et al, Annals of Rheumatoid Diseases, 2019
**p ≤0.01; *p ≤0.05.
BLM - bleomycin; IT - Intratracheal; SC – Subcutaneous IgG - Immunoglobulin G

CM-101 Phase 2 Trial in Systemic Sclerosis

RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED; PLAN TO INITIATE Q1 2023

CM-101-SSc-203

N = 45 patients 2:1 (Active vs. Placebo)	CM-101 10 mg/kg; I.V. Q3W (N=30)	CM-101 20 mg/kg; I.V.Q3W	Post-Dosing Safety Follow-Up
	Placebo; I.V. Q3W (N=15)		

6-Week Screening	24-Week Treatment Period	24-Week Open Label Phase	12-Week F/U

- **Territories:** US, Canada, UK, EU, Israel
- Orphan Drug Designation in US & EU

Key Enrollment Criteria

- SSC patients with active disease (dermatologic, vascular and/or pulmonary) and elevated circulating levels of CCL24
- Half with limited cutaneous SSc; half with diffuse cutaneous SSc

Outcome Measures

Primary: Safety & tolerability

Secondaries:

- Serum biomarkers:
  - Inflammatory cytokines
  - Vascular & growth factor-related
  - Pulmonary-related
  - Fibrogenesis & ECM-related
- Skin biopsy
- Pharmacokinetics & target engagement

Exploratory:

- Clinical & biological outcomes, including revised CRISS

Top-line results expected 2H 2024

SSc-Systemic Sclerosis; **Q3W**-once every 3 weeks; **I.V.**-intravenous; **ECM**-extracellular matrix

Experienced Management with Extensive Biopharma Experience



Dale Pfost, PhD
Chairman & Chief Executive Officer

OPKO · Advent Life Sciences · SmithKline Beckman Corporation · Orchid



Don Marvin
Chief Financial Officer, EVP & COO

Orchid · Abbott · Bayer · Boehringer Ingelheim · concentric



Jack Lawler
Vice President, Global Clinical Development Operations

teva · Cephalon · Goldfinch Bio · Shire



Chris Crater, MD
Vice President, Clinical Development

parexel · AtoxBio · PRA Health Sciences · Bristol Myers Squibb



Adi Mor, PhD
Co-founder & Chief Scientific Officer

Tel Aviv University · Tel-Aviv Sourasky Medical Center



Matthew Frankel, MD
Chief Medical Officer & Vice President, Drug Development

Boehringer Ingelheim · Novartis · Reata · FibroGen · Schering-Plough



Ilan Vaknin, PhD
Vice President, Research & Development

compugen · מכון ויצמן למדע Weizmann Institute of Science



Mitch Jones, MD, PhD
Vice President, Corporate Development & Strategy

FINCH · BIORA Therapeutics · Micropharma

DEEP EXPERIENCE

- Capital efficient company building
- Translational science & global clinical development
- Delivering value to stakeholders

Chemomab THERAPEUTICS

- Unique target* with dual activity
- At confluence of fibrosis & inflammation
- Disease-modifying potential
- Focus on PSC, SSc, NASH & others
- Two major Phase 2 read-outs next year


FIBROSIS
INFLAMMATION
VICIOUS
CYCLE

*CCL24: Cytokine-family soluble protein target central to biology of inflammation & fibrosis

Thank you

Chemomab

THERAPEUTICS